Letter of Transmittal
REPUBLIC SERVICES, INC.
Offer To Exchange Its
New 6.086% Notes Due 2035
Which Have Been Registered Under The Securities Act of 1933
For Any and All Of Its Outstanding
6.086% Notes Due 2035
Pursuant To The Prospectus Dated                               , 2005
This Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2005 unless extended by us (such date and time, as they may be extended, the “expiration date”). Tenders of old notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date.
If you decide to participate in the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed and submitted to:
The Bank of New York
As Exchange Agent

By Registered or Certified Mail: Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286	By Hand and Overnight Courier: Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286
By Facsimile: (212) 298-1915	Confirm by Telephone: (212) 815-5920
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.
      The undersigned acknowledges that he or she has received and reviewed the prospectus, dated                     , 2005 (the “Prospectus”), of Republic Services, Inc., a Delaware corporation (the “Corporation”), and this Letter of Transmittal (the “Letter”), which together constitute the Corporation’s offer (the “Exchange Offer”), to exchange its outstanding 6.086% Notes Due 2035 (the “old notes”), into an equal principal amount of new 6.086% Notes Due 2035 which have been registered under the Securities Act of 1933 (the “new notes”), upon the terms and subject to the conditions described in the Prospectus and this Letter. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.
      New notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000.
      Assuming the Corporation has not previously elected to terminate the Exchange Offer, upon satisfaction or waiver of the conditions set forth in “The Exchange Offer — Conditions” section of the Prospectus, the Corporation will exchange any and all of the $275,674,000 aggregate principal amount outstanding of the old notes for new notes.
      This Letter is to be completed by a holder of old notes either if certificates for such old notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange

Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. Old notes that are tendered may be withdrawn at any time prior to the expiration date. See the sections of the Prospectus entitled “The Exchange Offer — Terms of the Exchange Offer;” “— Expiration Date; Extensions; Amendments;” “— Procedures for Tendering Old Notes” and “— Withdrawal Rights” for a more complete description of the tender and withdrawal provisions. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of the confirmation of book-entry tender of old notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Corporation may enforce this Letter against such participant. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
      The method of delivery of old notes, this Letter and all other required documents is at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters or old notes should be sent to the Corporation.
      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.
      List below the old notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of old notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

1	2	3
Name(s) and Address(es) of Certificate Holder(s)	Aggregate Principal Amount	Principal Amount
(Please fill in Number(s))*	of Old Note(s)	Tendered**

* Need not be completed if old notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes represented by the old notes indicated in column 2. See Instruction 2. Old notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

Transaction Code Number

      By crediting the old notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the old notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such old notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Corporation the aggregate principal amount of old notes indicated above. Subject to, and effective upon, the acceptance for exchange of the old notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Corporation all right, title and interest in and to such old notes as are being tendered hereby.
      The undersigned acknowledges that the Corporation’s acceptance of old notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Corporation upon the terms and subject to the conditions of the Exchange Offer.
      All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Withdrawal Rights.”
      The undersigned hereby represents, warrants and agrees that (collectively, the “Holder Representations and Warranties”):

(1) it has received and reviewed the Prospectus;

(2) it is the Beneficial Owner (as defined below) of, or a duly authorized representative of one or more such Beneficial Owners of, the old notes tendered hereby and it has full power and authority to execute this Letter, to tender, sell, assign and transfer the old notes, and to acquire new notes issuable upon the exchange of such tendered old notes;

(3) the old notes being tendered hereby were owned by the undersigned and any Beneficial Owner(s) on whose behalf the undersigned is acting as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and the Corporation will acquire good, indefeasible and unencumbered title to such old notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by the Corporation;

(4) it and any Beneficial Owner(s) on whose behalf the undersigned is acting will not sell, pledge, hypothecate or otherwise encumber or transfer any old notes tendered hereby from the date of this Letter and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5) it acknowledges that (a) none of the Corporation, the Exchange Agent, the Trustee, or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to it with respect to the Corporation or the offer, issuance or sale of any new notes, other than the information included in the Prospectus (as amended or supplemented to the expiration date), and (b) any information it desires concerning the Corporation and the new notes or any other matter relevant to its decision to purchase the new notes (including a copy of the Prospectus) is or has been made available to it;

(6) the execution and delivery of this Letter shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions described in the Prospectus and this Letter; and

(7) the submission of this Letter to the Exchange Agent shall, subject to a holder’s ability to withdraw its tender prior to the expiration date, and subject to the terms and conditions of the Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the old notes tendered hereby in favor of the Corporation or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney’s and/or agent’s discretion and the certificate(s) and other document(s) of title relating to such old notes’ registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in the Corporation or its nominees such old notes.

      By tendering old notes and executing this Letter, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” of the Corporation, (ii) any new notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of old notes or new notes to be received in the Exchange Offer, (iv) the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such new notes, (v) the undersigned is not a broker-dealer tendering old notes acquired directly from the Corporation for its own account, and (vi) the undersigned is not prohibited by law or any policy of the Securities and Exchange Commission from participating in the Exchange Offer. By tendering old notes pursuant to the Exchange Offer and executing this Letter, a holder of old notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the division of corporation finance of the Securities and Exchange Commission to third parties, that such old notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities (such a broker-dealer which is tendering old notes is herein referred to as a “Participating Broker-Dealer”) and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such new notes (provided that, by so acknowledging and by delivering a Prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).
      The Corporation has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of new notes received in exchange for old notes, where such old notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period of one year after the expiration of the Exchange Offer. In that regard, each Participating Broker-Dealer, by tendering such old notes and executing this Letter, agrees that, upon receipt of notice from the Corporation of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of new notes pursuant to the Prospectus until the Corporation has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Corporation has given notice that the sale of the new notes may be resumed, as the case may be.
      The undersigned understands that the Corporation, the Exchange Agent, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations and warranties made by it pursuant to its submission of this Letter are, at any time prior to the consummation of the Exchange Offer, no longer accurate, it shall promptly notify the Corporation. If it is acquiring the new notes to be exchanged for the old notes tendered hereby from the Corporation for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.
      The representations and warranties and agreements of a holder tendering old notes shall be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date. For purposes of this Letter, the “Beneficial Owner” of any old notes shall mean any holder that exercises sole investment discretion with respect to such old notes.
      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the new notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of old notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the new notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

   To be completed ONLY if certificates for old notes not exchanged and/or new notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if old notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue new notes and/or old notes to:
Name(s)

(Please Type or Print)

(Please Type or Print)
Address

(Zip Code)
(Complete Substitute Form W-9)
☐ Credit unexchanged old notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, If Applicable)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

   To be completed ONLY if certificates for old notes not exchanged and/or new notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” above.
Mail: New notes and/or old notes to:
Name(s)

(Please Type or Print)

(Please Type or Print)
Address

(Zip Code)
IMPORTANT: This Letter or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for old notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

      IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.
      Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 11.
PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

x

x

Signature(s) of Holder(s)

Date

Area Code and Telephone Number: (       )

     This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the old notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
Name(s):

(Please Type or Print)
Capacity:

Address:

(Including Zip Code)
Area Code and Telephone Number: (       )

Tax Identification or Social Security No(s).:

Signature Guarantee
(If Required By Instruction 3)
Signature(s) Guaranteed By
An Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)
Dated:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the
Exchange Offer
1.     Delivery of this Letter and Old Notes.
      This Letter of Transmittal (this “Letter”) is to be completed by holders of old notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer — Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Corporation may enforce this Letter against such participant. Certificates for all physically tendered old notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the expiration date. Old notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.
      The method of delivery of this Letter, the old notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If old notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the expiration date. See the section of the Prospectus entitled “The Exchange Offer.”
2.     Partial Tenders (not applicable to note holders who tender by book-entry transfer).
      If less than all of the old notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of old notes to be tendered in the box above entitled “Description of Old Notes — Principal Amount Tendered.” A reissued certificate representing the balance of nontendered old notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the expiration date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.
3.     Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.
      If this Letter is signed by the holder of the old notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such old notes without any change whatsoever.
      If any tendered old notes are owned of record by two or more owners, all of such owners must sign this Letter.
      If any tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.
      When this Letter is signed by the registered holder or holders of the old notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued, or any untendered old notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.
      If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.
      If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Corporation, proper evidence satisfactory to the Corporation of their authority to so act must be submitted.
      ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION”).
      SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.
4.     Special Issuance and Delivery Instructions.
      Tendering holders of old notes should indicate in the applicable box the name and address to which new notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing old notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering old notes by book-entry transfer may request that old notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such old notes not exchanged will be returned to the name and address of the person signing this Letter.
5.     Taxpayer Identification Number and Backup Withholding.
      Federal income tax law generally requires that a tendering holder whose old notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained.
      To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.
      If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.
      If the old notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.
      Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8 signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.
6.     Transfer Taxes.
      The Corporation will pay all transfer taxes, if any, applicable to the transfer of old notes to it or its order pursuant to the Exchange Offer. If, however, new notes and/or substitute old notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the old notes tendered hereby, or if tendered old notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of old notes to the Corporation or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.
7.     Waiver of Conditions.
      The Corporation reserves the right (subject to the limitations described in the Prospectus) to waive satisfaction of any or all conditions enumerated in the Prospectus.
8.     No Conditional Tenders; Defects.
      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of old notes, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their old notes for exchange.
      Neither the Corporation, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of old notes nor shall any of them incur any liability for failure to give any such notice.
9.     Mutilated, Lost, Stolen or Destroyed Old Notes.
      Any holder whose old notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
10.     Withdrawal Rights.
      Any old notes that are tendered may be withdrawn at any time prior to the expiration date.
      For a withdrawal of tendered old notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the old notes to be withdrawn (the “Depositor”), (ii) identify the old notes to be withdrawn (including certificate number or numbers and the principal amount of such old notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such old notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the

Letter by which such old notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the old notes register the transfer of such old notes in the name of the person withdrawing the tender and (v) specify the name in which such old notes are registered, if different from that of the Depositor. If old notes have been tendered pursuant to the procedure for book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer — Book-Entry Transfers,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn old notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Corporation (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any old notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no new notes will be issued with respect thereto unless the old notes so withdrawn are validly retendered. Any old notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of old notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Book-Entry Transfers,” such old notes will be credited to an account maintained with DTC for the old notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn old notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the expiration date.
11.     Requests for Assistance or Additional Copies.
      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above. A holder of old notes may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES

PAYER’S NAME: THE BANK OF NEW YORK

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN, WRITE “APPLIED FOR”) AND CERTIFY BY SIGNING AND DATING BELOW:	TIN (Social Security Number or Employer Identification Number)

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 2 — For Payees Exempt From Backup Withholding (See Instructions)

Part 3 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	SIGNATURE	DATE

      You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 28 percent of all reportable payments made to me thereafter until I provide a number.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      Manually signed copies of this Letter will be accepted. This Letter and any other required documents should be sent or delivered by each holder or such commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.
The Exchange Agent for the Exchange Offer is:
The Bank of New York

By Registered or Certified Mail:	By Hand and Overnight Courier:

Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286	Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286

By Facsimile:	Confirm by Telephone:

(212) 298-1915	(212) 815-5920